EXHIBIT 10.2

THE SECURITIES REPRESENTED HEREBY AND THE COMMON STOCK ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER STATE. THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT NO. 1                                                 1,500,000 SHARES

                            EQUALNET HOLDING CORP.
                     Warrant for Purchase of Common Stock

                               Febuary 11, 1997

               This is to certify that The Furst Group, Inc. (the "HOLDER"), with an address at 459 Oakshade Road, Shamong, NJ 08088, is entitled to purchase 1,500,000 shares of Common Stock, par value $.01 per share (the "WARRANT STOCK"), of EqualNet Holding Corp., a Texas corporation (the "COMPANY"), at a price and subject to the terms and conditions contained herein. This warrant is one of the warrants (collectively, "WARRANTS") of the Company issued under a Notes and Warrants Purchase Agreement (the "AGREEMENT") dated as of February 3, 1997 between the Company, EqualNet Corporation, TeleSource, Inc. and EqualNet Wholesale Services, Inc. and the Holder. Capitalized terms used herein and not otherwise defined herein (including in Section 13 hereof) have the meanings specified in the Agreement.

      Section 1.  EXERCISE OF THE WARRANT

            (a) This Warrant shall be exercisable at any time subsequent to the date hereof until 5:00 P.M. Houston, Texas time on December 31, 1999, at which time this Warrant shall expire.

            (b) This Warrant may be exercised by the Holder in whole or in part upon surrender of the Warrant with the duly completed and executed subscription form attached hereto at the office of the Company at its address set forth in
Section 7, or at such other place in the

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United States as the Company may designate for such purpose by notice hereunder, upon payment to the Company of the Warrant Price (as hereinafter defined in Section 2). Payment of the Warrant Price may be made:

                  (i) by delivery of Notes or Refinancing Notes in an unpaid principal amount which is, together with unpaid accrued interest, equal to the Warrant Price;

                  (ii) by delivery of cash or a bank cashier's or certified check payable in United States currency to the order of the Company in the amount of the Warrant Price or wire transfer of the Warrant Price in immediately available funds; or

                  (iii) by delivery of a combination of (i) and (ii).

            (c) The Holder may also effect a cashless exercise by surrender of this Warrant at such office with a duly completed and executed cashless exercise form attached hereto (a "CASHLESS EXERCISE"). In the event of a Cashless Exercise, the Holder shall exchange this Warrant for that number of shares of Warrant Stock determined by multiplying the number of shares of Warrant Stock as to which a Cashless Exercise is made by a fraction, the numerator of which shall be the difference between the then Current Price Per Share as of the close of business on the business day prior to the date of exercise and the Warrant Price, and the denominator of which shall be such Current Price Per Share.

            (d) Stock issuable upon the exercise of this Warrant shall be and will be deemed to be issued to the Holder or its nominee as record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and the Warrant Price paid as provided above (and any Notes or Refinancing Notes delivered as aforesaid shall be deemed paid on such date) or Cashless Exercise is effected. Certificates for such shares shall be delivered to the Holder as soon as practicable but not later than seven business days after such exercise to the Holder or its agent at an address in the State of New York provided to the Company by the Holder.

      Section 2.  WARRANT PRICE AND WARRANT STOCK ADJUSTMENTS.

            (a) The price at which the shares of Warrant Stock shall be purchasable upon the exercise of this Warrant shall be $2.00 per share (the "WARRANT PRICE"), subject to adjustments as hereinafter set forth:

                  (i) If the Company shall issue or sell Options or Convertible Securities (other than Excluded Securities) for consideration less than the Warrant Price at the date of such issue or sale, the Warrant Price shall be adjusted down to an amount that is equivalent to such consideration.

                  (ii) If the Company shall issue or sell Common Stock (other than

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      pursuant to Excluded Securities or pursuant to Options or Convertible
      Securities outstanding on the date hereof) for a consideration per share less than the Warrant Price at the date of such issue or sale, the Warrant Price shall be adjusted down to an amount that is equivalent to such consideration.

                  (iii) The Warrant Price shall be adjusted as provided in subsection 2(b)(v) hereof.

                  (iv) In the event that (A) at any time Zane Russell ceases to be and act as the chief executive officer of the Company or (B) Michael Hlinak ceases to be and act as chief operating officer of the Company, the Warrant Price shall be adjusted down to that number that is equal to the Warrant Price at the time of such failure or cessation divided by two; provided that, if such cessation is a result of a termination for good cause, as determined in good faith by the Board of Directors of the Company, or the death, disability or incapacity of Zane Russell or Michael Hlinak, respectively, no adjustment in the Warrant Price shall be made under this subparagraph (iv); provided further that no adjustments shall be made to the Warrant Price with respect to (B) above after the earlier to occur of the passage of one year from the date of the Agreement or the date on which Michael Hlinak and the Company enter into an employment agreement containing terms consistent with industry practice and Michael Hlinak's position with the Company and with a term of at least one year.

                  (v) The Warrant Price shall be adjusted as provided in subsection 2(c) hereof.

            (b) The number of shares purchasable upon the exercise of this Warrant and the Warrant Price shall upon the occurrence of any of the following events after the date hereof be subject to adjustment as follows:

                  (i) In case the Company shall issue shares of Common Stock, Options or Convertible Securities (except Excluded Securities and shares of Common Stock issuable pursuant to the exercise of Excluded Securities), the number of shares of Warrant Stock that immediately prior to such issuance the Holder of this Warrant shall have been entitled to purchase pursuant to this Warrant shall be increased in direct proportion to the increase in the number of shares of Common Stock outstanding immediately prior to such issuance (in the case of the issuance of Options or Convertible Securities, the number of shares of Common Stock outstanding shall include the maximum aggregate number of shares of Common Stock issuable pursuant to such Options and Convertible Securities assuming full exercisability thereof at the time of issuance); provided that if such shares of Common Stock, Options or Convertible Securities (except Excluded Securities and shares of Common Stock issuable pursuant to the Exercise of Excluded Securities) are issued for a consideration per share less than the Warrant Price at the date of such issue or sale, the number of shares of Warrant Stock that immediately prior to such issuance the

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      Holder of this Warrant shall have been entitled to purchase pursuant to this Warrant shall be increased to the greater of (A) that number of shares that is equal to the number of shares of Warrant Stock that immediately prior to such issuance the Holder of this Warrant shall have been entitled to purchase pursuant to this Warrant multiplied by a fraction, the numerator of which is the Warrant Price and the denominator of which is such consideration per share, and (B) the number of shares of Warrant Stock otherwise calculated under this paragraph (i).

                  (ii) In case the Company shall (A) pay a dividend in Common Stock, (B) subdivide its outstanding Common Stock, or (C) combine its outstanding Common Stock into a smaller number of shares, the number of shares of Warrant Stock which immediately prior to such event the Holder of this Warrant shall have been entitled to purchase pursuant to this Warrant shall be increased or decreased in direct proportion to the increase or decrease, respectively, in the number of shares of Common Stock outstanding immediately prior to such event. An adjustment made pursuant to this subsection 2(b)(ii) shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.

                  (iii) In case the Company shall distribute to all holders of its Common Stock evidences of its indebtedness or other assets (other than distributions payable in Common Stock, then in each such case the number of shares of Warrant Stock thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of shares of Warrant Stock theretofore purchasable upon the exercise of this Warrant, by a fraction, of which the numerator shall be the then Current Price Per Share on the date of such distribution and of which the denominator shall be such Current Price Per Share less the then Fair Market Value of the portion of the assets or evidences of indebtedness so distributed to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

                  (iv) No adjustment in the number of shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares purchasable upon the exercise of this Warrant; provided, however, that any adjustments which by reason of this sentence are not required to be made shall be carried forward and taken into account on any subsequent adjustment.

                  (v) Whenever the number of shares purchasable upon the exercise of this Warrant is adjusted as herein provided in subsection 2(b)(ii) or 2(b)(iii) above, the Warrant Price per share payable upon exercise of this Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of

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      which the numerator shall be the number of shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of shares so purchasable immediately thereafter.

                  (vi) In case of any capital reorganization or reclassification of the capital stock of the Company, the Holder of this Warrant shall thereafter be entitled to purchase, for the aggregate Warrant Price payable hereunder in order to exercise this Warrant, the Other Securities and property receivable upon such capital reorganization or reclassification by a holder of the number of shares of Common Stock which this Warrant entitled the Holder hereof to purchase immediately prior to such capital reorganization or reclassification.

                  (vii) If the Company shall at any time consolidate with or merge with or into another corporation or entity or shall sell or transfer to another entity all or substantially all of the assets of the Company, the Holder of this Warrant will thereafter have the right to purchase, for the aggregate Warrant Price payable hereunder in order to exercise this Warrant, the Other Securities and/or property receivable by a holder of the number of shares of Common Stock which this Warrant entitled the Holder of this Warrant to purchase immediately prior to such consolidation, merger, sale or transfer, if any. The Company shall take such steps in connection with such consolidation, merger, sale or transfer, as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to Other Securities or property thereafter deliverable upon the exercise of this Warrant. The Company, the successor corporation or the purchasing entity, as the case may be, shall execute and deliver to the Holder a supplemental Warrant so providing.

                  (viii)In the event that at any time, as a result of an adjustment made pursuant to subsection 2(a)(vi) or 2(a)(vii) above, the Holder of this Warrant shall become entitled to purchase any Other Securities or property other than Common Stock, thereafter the number of such Other Securities or property so purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 2.

                  (ix) The number of shares purchasable upon the exercise of this Warrant shall be adjusted as set forth in subsection 2(c)

            (c) (i) In the event that the Company becomes aware that it will fail to satisfy the quantitative continued listing requirements of the Nasdaq National Market, the Company shall, as promptly as practicable, give written notice (the "DELISTING NOTICE") to the Holder and request the Holder to exercise all or a portion of the Warrant. The Delisting Notice shall set forth the dollar amount (the "EXERCISE AMOUNT") that the Company requires to continue satisfying the quantitative continued listing requirements. Upon receipt of the Delisting Notice, the Holder

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shall have the right at its sole option to exercise (or elect not to exercise)
all or part of the Warrant, provided that, as to that portion of the Warrant so exercised (up to the Exercise Amount), the Warrant Price shall be adjusted down to that number that is equal to the Warrant Price at the time of receipt of the Delisting Notice divided by two (but not less than $1.00 per share), and the number of shares purchasable under that portion of the Warrant so exercised at the time of receipt of the Delisting Notice shall be increased by multiplying such number by two (but not more than 3,000,000 shares). No change shall be made as to the Warrant Price or the number of shares purchasable under all or that portion of the Warrant that is not so exercised. (As an example, if the Warrant Price is $2.00 and the number of shares purchasable under the Warrant is 1,500,000 at the time the Holder receives a Delisting Notice, and the Exercise Amount set forth in the Delisting Notice is $1,000,000, the Holder shall have the option of exercising Warrants to purchase 1,000,000 shares at $1.00 per share, and, if the Holder elects to so exercise, the remaining Warrant will continue to permit the Holder to purchase 1,000,000 shares at $2.00 per share).

                  (ii) If the Company fails to provide the Delisting Notice to the Holder and the Company is subsequently suspended or delisted from trading on the Nasdaq National Market, the Warrant Price shall be adjusted down to that number that is equal to the Warrant Price at the time of such suspension or delisting divided by two, and the number of shares purchaseable under the Warrant at the time of such suspension or delisting shall be increased by multiplying such number by two.

            (d)   For the purposes of this Section 2:

                  (i) the consideration for the issue or sale of any Common

            Stock shall, irrespective of the accounting treatment of such consideration,

                        (A) insofar as it consists of cash, be computed at the
                  net amount of cash received by the Company, after deducting any expenses paid or incurred by the Company and any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

                        (B) insofar as it consists of property (including
                  securities) other than cash, be computed at the Fair Market Value thereof at the time of such issue or sale, and

                        (C) in case Common Stock, Options or Convertible
                  Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (A) and (B) above, allocable to such Common Stock, Options or Convertible Securities all as determined by an independent appraiser reasonably

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                  satisfactory to both the Holder and the Company;

                  (ii) Options and Convertible Securities shall be deemed to have been issued for a consideration per share determined by dividing

                        (A) the total amount, if any, received and receivable by
                  the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subsection 2(d)(i).

            by

                        (B) the maximum number of shares of Common Stock (as set
                  forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

                  (iii) Common Stock issued as a result of stock dividends,
            stock splits, etc., shall be deemed to have been issued for no consideration.

      Section 3. NOTIFICATION UPON THE OCCURRENCE OF CERTAIN EVENTS. (a) Upon any adjustment pursuant to Section 2 hereof, the Company within 10 days thereafter shall give notice thereof to the Holder of this Warrant, in the manner specified in Section 7 hereof, which notice shall state the adjusted Warrant Price, the increased or decreased number of shares or the adjusted other securities or property purchasable hereunder and the method of calculation and the facts upon which such calculation is based.

            (b)   In case:

                  (i) the Company shall propose to take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend or distribution or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right, or

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                  (ii) of any capital reorganization of the Company, any
            reclassification of the capital stock of the Company, any consolidation with or merger of the Company with and into another corporation or other entity, or any conveyance of all or substantially all of the assets of the Company to another entity, or

                  (iii) of any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant, at least 30 days in advance of any of the foregoing actions, a notice specifying, as the case may be, (y) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (z) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger.

      Section 4.  RESERVATION OF WARRANT STOCK; REPRESENTATIONS.

            The Company covenants that it will at all times reserve and keep available out of its authorized shares of stock, solely for the purpose of issue upon exercise of this Warrant as herein provided, such number of shares of Common Stock or Other Securities as shall then be issuable upon the exercise of the Warrant. The Company represents that all shares of Warrant Stock to which the Holders of the Warrants shall be entitled upon the exercise thereof (i) are duly authorized by the Articles of Incorporation of the Company in accordance with the laws of the State of Texas, (ii) have been duly authorized to be issued upon the exercise of the Warrants from time to time in whole or in part, (iii) will be, when issued in accordance with the terms of the Warrants, duly authorized and validly issued and fully paid and nonassessable and free and clear of all liens and rights of others whatsoever (other than liens and rights of others claiming by, through or under the Holder) and (iv) will not be at the time of such exercise subject to any restrictions on transfer or sale except as provided by applicable securities laws or otherwise herein.

      Section 5.  REGISTRATION RIGHTS.

            (a) As promptly as practicable after the Closing Date, the Company will file a registration statement (the "SHELF REGISTRATION") with the Commission under the Securities Act permitting the disposition of the Warrant Stock in accordance with the intended methods thereof as specified in writing by the Purchaser. The Company will use its commercially reasonable efforts to have the Shelf Registration declared effective by the Commission as soon as practicable after the filing date and to at all times maintain the effectiveness thereof. The

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Holders of Warrants and Warrant Stockholders representing (assuming exercise of all Warrants) more than 50% of the Warrant Stock ("MAJORITY HOLDERS") may, at any time, request that the Company supplement or amend the Shelf Registration to effect an underwritten offering of the Warrant Stock by one or more underwriters selected by the Majority Holders; provided that the Majority Holders may only make such request a total of three (3) times. The Company will as promptly as practicable supplement or amend such Shelf Registration to the extent required to permit the disposition in accordance with such request and use its commercially reasonable efforts to have the amendment declared effective by the SEC as soon as practicable after the filing date. The Company shall enter into an underwriting agreement in customary form used by such underwriter or underwriters, which shall include, among other provisions, contribution and indemnities of the Company and the Holders to the effect and to the extent provided in this Section 5. The Warrant Stockholders whose Warrant Stock is to be distributed by such underwriters shall be parties to such underwriting agreement. No Warrant Stockholder may participate in such underwritten offering unless such Warrant Stockholder agrees to sell its Warrant Stock on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. The obligations of the Company under this Section 5 (a) shall terminate on the earlier to occur of (i) the third anniversary of the date of this Warrant and (ii) at such time as all Holders and Warrant Stockholders may transfer, without restriction whatsoever, all of the Warrant Stock held by them or issuable to them upon conversion of Warrants held by them, pursuant to Rule 144(k) promulgated under the Securities Act.

            (b) At any time that the Shelf Registration is not available for any reason or not required pursuant to Section 5(a), upon written notice ("REGISTRATION NOTICE") from the Majority Holders to the Company requesting that the Company effect the registration under the Securities Act of at least 15% of the Warrant Stock or any lesser percentage so long as the anticipated proceeds from such offering exceed $500,000, which Registration Notice shall specify the intended method or methods of disposition of such Warrant Stock, the Company shall use its commercially reasonable efforts to effect (at the earliest practicable date) the registration under the Securities Act of such Warrant Stock (each, a "DEMAND REGISTRATION") for disposition in accordance with the intended method or methods of disposition stated in such Registration Notice; PROVIDED that a Holder shall have the right to deliver Registration Notices to effect three (3) demand registrations pursuant to this Section 5(b) and no more without regard to the number of underwritten offerings requested pursuant to
Section 5(a) hereof.

            (c) Whenever the Company proposes to file a Registration Statement with the Commission pursuant to the Securities Act in connection with a public offering by the Company of its Common Stock, whether for the Company's own account or for the account of others, other than a Registration Statement on Form S-4 or Form S-8 or any successor forms thereto (a "PIGGYBACK REGISTRATION"), the Company will give prompt written notice to all Holders and Warrant Stockholders and will include in such Piggyback Registration all Warrant Stock with respect to which the Company has received written requests for inclusion within 20 days after the

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Company's mailing of such notice; provided that if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will allocate the securities to be included first to the Company, then on a pro rata basis among the Holders and Warrant Stockholders and any other person with registration rights not subordinated to those of the Warrant Stockholders.

            (d) If the proposed filing of a Registration Statement of which the Company gives notice pursuant to Section 5(c) hereof is for a registered public offering involving an underwriting, the Company shall so advise the Holders and the Warrant Stockholders as part of the written notice given pursuant to Section 5(c). In such event, if a Warrant Stockholder proposes to distribute Warrant Stock through such underwriting, such Warrant Stockholder shall (together with the Company and the other holders of securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement in such form as shall have been negotiated and agreed to by the Company with the underwriter or underwriters selected for such underwriting by the Company. The Company will give the Holders and the Warrant Stockholders notice (the "Pricing Notice") of the anticipated range of the public offering price not later than two weeks prior to the anticipated effective date of any Registration Statement which includes Warrant Stock to be sold for the account of a Holder or Warrant Stockholder. A Holder or Warrant Stockholder may in its discretion withdraw any time prior to five days after receipt of the Pricing Notice, but may not thereafter withdraw any Warrant Stock, unless the public offering price is below the lowest price in the range of anticipated public offering prices specified in the Pricing Notice. In order to facilitate the execution of the underwriting agreement and the closing thereunder, a Holder or Warrant Stockholder will, at the request of the managing underwriter, enter into a custody agreement and power of attorney consistent with the preceding sentence.

            (e) Notwithstanding the foregoing, if, at any time after giving written notice of its proposal to file a Registration Statement pursuant to
Section 5(c) hereof and prior to the effective date of such Registration Statement, the Company shall determine for any reason not to register the securities proposed to be covered thereby, the Company may, at its election, give written notice of such determination to the Holders and Warrant Stockholders and upon the withdrawal of such Registration Statement shall have no further obligation to register any Warrant Stock held by the Holders or Warrant Stockholders in connection with such registration. In the event of such withdrawal by the Company, the Company shall promptly reimburse the Holders and Warrant Stockholders for the reasonable fees and expenses of their own legal counsel and other reasonable expenses incurred in connection with such registration.

            (f) Subject to subsection 5(g)(ii) below, in connection with any registration effected hereunder, the Company shall bear all expenses incurred by it in connection therewith and in connection with the related distribution, which shall include, without limitation, the following costs and expenses: (i) printing and engraving costs; (ii) transfer agent's and registrar's fees; (iii) legal and accounting fees and expenses (provided that such expenses shall include only

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one counsel for all selling Warrant Stockholders); (iv) registration and filing fees with the Commission and any other regulatory or self-regulatory agencies or bodies; and (v) reasonable costs of investigation of matters subject to disclosure in the Registration Statement, including the fees and appraisers or other experts. Notwithstanding the foregoing, and subject to subsection 5(g)(i) below, in connection with any registration effected hereunder, a Warrant Stockholder shall bear all of his own expenses, including, without limitation, any underwriting commissions or discounts in respect of the sale of its Warrant Stock and the legal fees of its own counsel.

            (g) In connection with any Registration Statement filed hereunder in which the Holder participates as a selling stockholder, the following provisions as to indemnification shall apply:

                  (i) The Company shall indemnify and hold harmless the Warrant Stockholders against any losses, claims, damages or liabilities to which he may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and the Company will reimburse any legal or other expenses reasonably incurred by the Warrant Stockholders in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon any untrue statement or alleged untrue statement, or upon any omission or alleged omission, of any material fact contained in the Registration Statement, any preliminary prospectus, the prospectus or any such amendment or supplement, to the extent that such fact was included or omitted in reliance upon and in conformity with information furnished to the Company by or through such Warrant Stockholder specifically for use in the preparation thereof. This indemnity will be in addition to any liability which the Company may otherwise have.

                  (ii) A Warrant Stockholder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Company, within the meaning of the Securities Act or otherwise, against any losses, claims, damages or liabilities to which it may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and a Warrant Stockholder will reimburse any legal or

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other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Holder will be liable in each case under this subsection 5(g)(ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the prospectus or any such amendment or supplement in reliance upon and in conformity with information furnished to the Company by or through such Warrant Stockholder specifically for use in the preparation thereof. This indemnity will be in addition to any liability which the Warrant Stockholder may otherwise have.

                  (iii) Promptly after receipt by an indemnified party pursuant to the foregoing provisions of notice of the commencement of any action or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party hereunder, notify the indemnifying party of the commencement thereof, provided that the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Agreement or otherwise unless such failure results in material prejudice to the indemnifying party. In case any such action or proceeding is brought against any indemnified party, and such party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party or its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if an indemnified party determines in good faith that it has existing or potential claims against, or other conflicts with, the indemnifying party, the indemnifying party may not assume the defense of such indemnified party but shall remain liable for the separate legal and other expenses of such indemnified party incurred in connection therewith. An indemnifying party shall not be liable for any settlement of any action or claim affected without its written consent thereto.

      Section 6.  TRANSFER, EXCHANGE OR REPLACEMENT OF WARRANT, ETC.

            (a) Subject to compliance with the transfer restrictions set forth herein and in the Agreement, the Holder may surrender this Warrant at the office of the Company determined in accordance with Section 7 hereof for transfer or exchange. Within a reasonable time after notice to the Company from a Holder of its intention to make such transfer or exchange and without expense (other than applicable transfer taxes, if any) to such Holder, the Company shall issue in exchange therefor another Warrant or Warrants containing the same provisions and in the aggregate for the same number of shares of Common Stock as the Warrant so surrendered. Subject to the restrictions on transfer set forth in the Agreement, each new Warrant shall be registered in the name of such person or entity as the Holder of the surrendered Warrant may designate. Warrants issued upon any transfer or exchange shall be only in authorized

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
denominations, which shall be for 1,000 shares of Common Stock and amounts in excess thereof.

            (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft, or destruction upon delivery of any indemnity agreement of the Holder as shall be reasonably satisfactory to the Company, or in the case of such mutilation upon surrender and cancellation of this Warrant, the Company will issue at the expense of the Company in lieu thereof a new Warrant of like tenor for the same number of shares of Common Stock.

      Section 7.  NOTICES

            (a) Any notice hereunder shall be given to the Company in writing and such notice and any payment by the Holder of this Warrant hereunder shall be deemed duly given or made only upon receipt thereof at the Company's office at EqualNet Plaza, 1250 Wood Branch Park Drive, Houston, TX 77079-1212 or at such other address as the Company may designate by notice to the Holder. A copy of the notice shall be given to Fulbright & Jaworski L.L.P., 1301 McKinney, Suite 5100, Houston, Texas 77010-3095, to the attention of Robert F. Gray, Jr.

            (b) Any notice or other communication to the Holder of this Warrant or to a Warrant Stockholder upon exercise of this Warrant shall be in writing and such notice shall be deemed duly given or made only upon receipt thereof at the address specified herein or such other address as the Holder or a Warrant Stockholder may designate by notice to the Company.

      Section 8.  WAIVER.

            Neither this Warrant nor any term thereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

      Section 9.  FRACTIONAL SHARES.

            Nothing contained herein shall obligate the Company to issue fractional shares of its securities. Any exercise of this Warrant shall be for the purpose of whole shares only. If any fraction of a share of stock would be, except for this provision, issuable on the exercise of this Warrant, the Company may at its option purchase such fraction for an amount equal in cash to the Current Price Per Share of such fraction.

      Section 10.  GOVERNING LAW.

            THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED AND
ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK,
WITHOUT REGARD TO ITS CHOICE OF LAW RULES.

      Section 11.  SUCCESSORS AND ASSIGNS.

            All of the provisions of this Warrant shall be binding upon the Company and its successors and assigns.

      Section 12.  NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY.

            This Warrant shall not entitle the Holder hereof to any of the rights of a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Warrant Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

      Section 13.  DEFINITIONS.

            As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

            COMMISSION: the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

            COMMON STOCK: the class of stock designated as Common Stock, par value $.01 per share, of the Company on the date of this Agreement. For purposes of Section 2 only, Common Stock shall also include any capital stock with voting rights of the Company.

            CONVERTIBLE SECURITIES: any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

            CURRENT PRICE PER SHARE: the Current Trading Price Per Share or, if no Current Trading Price Per Share is available, Fair Market Value.

            CURRENT TRADING PRICE PER SHARE: the "Current Trading Price Per Share" of any security, including the Common Stock (a "Security"), on any date shall be deemed to be the average of the daily closing prices (as such term is hereinafter defined) per share of such Security for the 20 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date. The "closing price" for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange but is included in the Nasdaq Stock Market, the last quoted price or, if not so quoted, the average of the high bid and low asked prices, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. The term "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which The New York Stock Exchange is closed.

            EXCLUDED SECURITIES: the 1,050,000 shares of Common Stock reserved for issuance pursuant to the EqualNet Holding Corp. Employee Stock Option and Restricted Stock Plan and the EqualNet Holding Corp. Non-Employee Director Stock Plan and any additional shares of Common Stock issuable pursuant to any antidilution provisions thereof; the warrants to purchase not more than 1,000,000 shares of Common Stock issuable to certain agents of the Company pursuant to agent agreements substantially in the form delivered to the Holder prior to the date of the Agreement; the 100,000 shares of Common Stock issuable to Creative Communications, Inc. pursuant to a warrant dated November 12, 1996, and not more than 150,000 shares of Common Stock that the Company may issue in future periods for purposes of management incentive compensation to officers and employees.

            FAIR MARKET VALUE: the amount a willing buyer under no compulsion to buy and in possession of all relevant information would pay a willing seller under no compulsion to sell.

            HOLDER: the person or entity in whose name this Warrant is registered.

            HOLDERS: the persons or entities in whose name this Warrant and other Warrants are registered.

            OPTIONS: rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

            OTHER SECURITIES: any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Section 2 or otherwise.

            SECURITIES ACT: the Securities Act of 1933, as amended.

            WARRANT STOCKHOLDERS: the persons or entities in whose names Warrant Stock is registered unless such shares have been sold pursuant to a Registration Statement filed pursuant to Section 5 hereof or pursuant to Rule 144 under the Securities Act.

            IN WITNESS WHEREOF, EQUALNET HOLDING CORP. has caused this Warrant to be signed in its corporate name by its President as of the day and year above written.

                              EQUALNET HOLDING CORP.

                              By /s/ ZANE RUSSELL
                                 President

                                  ASSIGNMENT

            (To be Executed by the Holder if such Holder Desires to
                         Transfer the Within Warrant)

      FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


                          --------------------------
                                    (Name)

                          --------------------------
                                   (Address)

the right to purchase ____ shares of Common Stock, covered by the within Warrant and does hereby irrevocably constitute and appoint ________________ Attorney to make such transfer on the books of the Company maintained for the purpose, with full power of substitution.

                          Signature__________________

Dated:           , 19__

                                    NOTICE

            The signature of the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                               SUBSCRIPTION FORM

   (TO BE EXECUTED UPON EXERCISE PURSUANT TO SECTION 1(B)(I), (II) OR (III))

TO:   EQUALNET HOLDING CORP.

      1. The undersigned Holder of the attached original, executed Warrant to purchase Common Stock of EqualNet Holding Corp., a Texas corporation (the "COMPANY"), hereby elects to exercise its purchase right under such Warrant with respect to _________ shares of Warrant Stock.

      2. The undersigned Holder elects to pay the aggregate exercise price for such Warrant Shares in the following manner:

            _____ by delivery of Notes or Refinancing Notes in a principal amount plus unpaid accrued interest of $__________;

            _____ by lawful money of the United States or the enclosed bank cashier's check or certified check to the order of the Company in the amount of
                    $________;

            _____ by wire transfer of United States funds to the account of the Company in the amount of $____________, which transfer has been made before or simultaneously with the delivery of this Subscription Form pursuant to the instructions of the Company; or

            _____ by the combination of the foregoing indicated above or on the attached sheet.

      3. Please issue a stock certificate or certificates representing the appropriate number of shares of Warrant Stock in the name of the undersigned as is specified below:

      Name:
      Address:

      Tax Identification No.:

                    HOLDER:
                    By:
                    Its:
                    Date:

NOTE: The signature of the Warrant Holder must conform in all respects to the name of the Warrant Holder as specified on the face of the Warrant, without alteration, enlargement or any change whatsoever.

                            CASHLESS EXERCISE FORM

                   (TO BE EXECUTED UPON EXERCISE OF WARRANT
                           PURSUANT TO SECTION 1(C))

TO:   EQUALNET HOLDING CORP.

      1. The undersigned Holder of the attached original, executed Warrant to purchase Common Stock of EqualNet Holding Corp., a Texas corporation (the "Company"), hereby irrevocably elects to make a Cashless Exercise, as provided for in Section 1(c) of such Warrant, with respect to _______ shares of Warrant Stock, as defined in the Warrant.

      2. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock issuable upon such Cashless Exercise in the name of the undersigned as is specified below:

      Name:
      Address:

      Tax Identification No.:

                    HOLDER:
                    By:
                    Its:
                    Date:

NOTE: The signature of the Warrant Holder must conform in all respects to the name of the Warrant Holder as specified on the face of the Warrant, without alteration, enlargement or any change whatsoever.